SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
                                   AND CONSENT


         This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT AND CONSENT (this "Amendment") is dated as of May 17, 1996 by and among BRENTWOOD SERVICE GROUP, INC., a New York corporation ("BSGI"), COMPUTER CONSULTANTS FUNDING & SUPPORT, INC., a New York corporation ("CCFS"), LABFORCE OF AMERICA, INC., a New York corporation ("LOFI"), PRO UNLIMITED, INC., a New York corporation ("PUI"), TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC., a New York corporation
("THISCO"), UNIFORCE MIS SERVICES OF GEORGIA, INC., a Georgia corporation ("UMIS-GA"), UNIFORCE STAFFING SERVICES, INC., a New York corporation ("USS") and PROFESSIONAL STAFFING FUNDING & SUPPORT, INC., a New York Corporation ("PSFS") (with BSGI, CCFS, LOFI, PUI, THISCO, UMIS-GA, USS and PSFS are sometimes referred to herein collectively, as "Original Borrowers" and individually, each as an "Original Borrower"), UNIFORCE INFORMATION SERVICES OF TEXAS, INC. a New York Corporation ("UIS-TX") (UIS-TX and Original Borrowers are sometimes referred to herein collectively, as "Borrowers" and individually, each as a "Borrower"), UNIFORCE SERVICES, INC., a New York corporation ("Holdings"), HELLER FINANCIAL, INC., a Delaware corporation (in its individual capacity, "Heller"), for itself, as Lender, and as Agent for Lenders ("Agent"), UNITED JERSEY BANK, a New Jersey banking corporation, as a Lender ("UJB"), BRANNON & TULLY, INC., a Georgia corporation ("B&T"), E.O. OPERATIONS CORP., a New York corporation ("EOOC"), E.O. SERVICING CO., INC., a New York corporation ("EOSC"), STAFFING INDUSTRY FUNDING & SUPPORT, INC. a New York corporation ("SIFS"), TEMPFUNDS INTERNATIONAL, INC., a New York corporation ("TII"), THISCO OF CANADA, INC., a New York corporation ("THISCO-CAN"), UNIFORCE INFORMATION SERVICES, INC., a New York corporation ("UISI"), UNIFORCE MEDICAL OFFICE SUPPORT, INC., a New York corporation ("UMOSI"), UNIFORCE PAYROLLING SERVICES, INC., a New York corporation ("UPSI"), USI INC. OF CALIFORNIA, a California corporation ("USI-CA"), UTS OF DELAWARE, INC., a Delaware corporation ("UTS-DE"), and UTS CORP. OF MINNESOTA, a Minnesota corporation ("UTS-MN") (each of B&T, EOOC, EOSC, SIFS, TII, THISCO-CAN, UISI, UMOSI, UPSI, USI-CA, UTS-DE, UTS-MN are sometimes referred to herein collectively, as "Guarantors" and individually, each as a "Guarantor").


                                    RECITALS

                  WHEREAS, Original Borrowers, Holdings, Heller and Agent are parties to that certain Loan and Security Agreement dated as of December 8, 1995 (as it has been or may from time to time be amended, restated, supplemented or otherwise modified, the "Loan Agreement"; capitalized terms used but not otherwise defined herein having the definitions provided therefor in the Loan Agreement) and various other Loan Documents; and

                  WHEREAS, each of the Guarantors has executed that certain Guaranty dated December 8, 1995 (the "Guaranty") guarantying the Obligations of the Borrowers under the Loan Agreement; and

                  WHEREAS, each of Holdings, USS and THISCO (each of the foregoing sometimes referred to herein individually as a "Pledgor" and together as "Pledgors") has executed that certain Pledge Agreement dated December 8, 1995 (the "Pledge Agreement"), pursuant to which each Pledgor pledged to Agent a securing interest in all of the capital stock of each Subsidiary owned by such Pledgor; and

                  WHEREAS, USS desires to establish UIS-TX as a wholly-owned subsidiary; and

                  WHEREAS, the establishment of UIS-TX by USS would create a breach of the covenant contained in subsection 7.12 of the Loan Agreement; and

                  WHEREAS,  UIS-TX and Original  Borrowers deem it in their best interest for UIS-TX to become a Borrower under the Loan Agreement for the purpose, among other things, of obtaining Loans and other financial accommodations under the Loan Agreement to be used for, among other things, acquiring certain of the assets of MONTARE INTERNATIONAL, INC., a Texas corporation ("MONTARE") pursuant to the terms set forth in (i) that certain Asset Purchase Agreement dated May 10, 1996 among UIS-TX, MONTARE, Joseph Armitage, David Mulvaney and Douglas Staley and (ii) that certain Receivables Purchase Agreement (the "Receivables Agreement") dated May 17, 1996 among
UIS-TX, MONTARE, Joseph Armitage, David Mulvaney and Douglas Staley (the "Acquisition"); and

                  WHEREAS, pursuant to the Receivables Agreement UIS-TX and USS have agreed to execute that certain Non-Negotiable Promissory Note in the form of Exhibit A to the Receivables Agreement (the "Note"); and

                  WHEREAS, the incurrence of the Indebtedness evidenced by the Note by UIS-TX and USS would create a breach of the covenants contained in subsections 7.1 and 7.6(B)(7) of the Loan Agreement; and

                  WHEREAS, Borrowers have requested that Agent and Requisite Lenders consent to (i) the establishment of UIS-TX as a subsidiary of USS and
(ii) the incurrence of the Indebtedness evidenced by the Note, and Agent and Requisite Lenders have agreed to do so, subject to the terms and conditions set forth herein; and

                  WHEREAS, Original Borrowers have requested that Agent and Requisite Lenders amend the Loan Agreement and the Loan Documents to, among other things, include UIS-TX as a Borrower thereunder and Agent and Requisite Lenders have agreed to do so, subject to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the parties hereto agree as follows:

         1. LIMITED  CONSENT.  Subject to the terms and  conditions set forth in
Section 7 of this Amendment and notwithstanding the provisions of subsections 7.1, 7.6(B)(7) and

7.12 of the Loan Agreement, Agent and Requisite Lenders hereby consent to (i) the establishment of UIS-TX as a wholly-owned subsidiary of USS and (ii) the incurrence by USS and UIS-TX of the Indebtedness evidenced by the Note.

         2. AMENDMENT TO GUARANTY. Subject to the terms and conditions set forth in Section 7 of this Amendment, the Guaranty is hereby amended as follows:
UIS-TX and PSFS are each deemed to be a Borrower under the Guaranty and by its execution and delivery of this Amendment, each Guarantor (i) acknowledges receipt of this Amendment, (ii) confirms that any Obligations of each of UIS-TX and PSFS are guaranteed by Guarantors under the Guaranty, and (iii) confirms that the terms and conditions of the Guaranty, all of its obligations under the Guaranty and any documents it has executed in securing such Guaranty shall remain valid and in full force and effect.

         3. AMENDMENT TO PLEDGE AGREEMENT. Subject to the terms and conditions set forth in Section 7 of this Amendment, the Guaranty is hereby amended as follows:

         (a) Wherever it may occur, the term "Pledged Shares" in the Pledge Agreement shall be deemed to include the capital stock of UIS-TX and each of the Pledgors under the Pledge Agreement, by its execution and delivery of this Amendment, confirms that such capital stock shall be subject to all the terms and conditions of the Pledge Agreement.

         (b) UIS-TX shall be deemed to be a "Subsidiary" under the Pledge Agreement.

         (c) Schedule I to the Pledge Agreement is hereby supplemented by adding thereto, the information contained on Schedule I to the Pledge Agreement attached hereto.

         4. AMENDMENT TO THE LOAN AGREEMENT AND OTHER LOAN DOCUMENTS. Subject to the terms and conditions set forth in Section 7 of this Amendment, the Loan Agreement and the other Loan Documents are hereby amended as follows:


         (a) The definition of "Borrowers" contained in the preamble to the Loan Agreement is hereby amended to include UIS-TX therein. In addition, each reference to "Borrowers" contained in any Loan Document are hereby deemed to include UIS-TX therein.


         (b) The Form of Borrowing Base Certificate contained in EXHIBIT 1.1(A) of the Loan Agreement is hereby amended such that each Borrowing Base Certificate delivered to Agent from and after the date of this Amendment shall include a reference to UIS-TX as a Borrower where applicable therein.

         (c) The Form of Compliance Certificate in EXHIBIT 1.1(B) of the Loan Agreement is hereby amended to include a reference to UIS-TX as a Borrower where applicable therein.

         (d) By its execution of this Amendment, UIS-TX agrees, from and after the date hereof, to be a Borrower under the Loan Agreement, to assume all of the obligations of a Borrower thereunder, including, without limitation, the provisions of subsection 11.1 therein, and to make and be bound by all of the representations and warranties, covenants, terms and conditions thereof as if it were a direct signatory thereto, all of which representations, and warranties, covenants, terms and conditions are acknowledged and are incorporated herein by this reference. Each of the Original Borrowers hereby reaffirms the validity of its obligations under the Loan Agreement, including, without limitation, the provisions of subsection 11.1 therein. Each of the Original Borrowers acknowledges and agrees that UIS-TX shall hereafter be a Borrower and shall be bound by the terms and conditions of the Loan Agreement, including, without limitation, the provisions of subsection 11.1 therein, as if it were a direct signatory thereto.

         (e) Each of the Schedules to the Loan Agreement is hereby supplemented by adding thereto, the information from the corresponding schedules attached hereto.


         5. NO WAIVER OF PAST DEFAULTS. Nothing contained herein shall be deemed to constitute a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing or, except as expressly provided herein, to modify any provision of the Loan Agreement.


         6. REPRESENTATIONS, WARRANTIES AND COVENANTS. Holdings, Borrowers and Guarantors jointly and severally represent, warrant and covenant to Agent and Lenders that:

         (a) The execution, delivery and performance of this Amendment and the related Loan Documents by Holdings, each Borrower and each Guarantor (except for B&T) are within each such Person's corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, all necessary shareholder approval) of each such Person, have received all necessary governmental approvals, and do not and will not contravene or conflict with any provision of law applicable to any such Person, the certificate or articles of incorporation or bylaws of any such Person, or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon any such Person; and this Amendment, the Loan Agreement and each Loan Document, each as amended hereby, is the legal, valid and binding obligation of Holdings, each Borrower and each Guarantor (except for B&T), as applicable, enforceable against each such Person in accordance with its terms.

         (b) Upon the granting of Agent and Requisite Lenders of the limited consent contained in Section 1 of this Amendment, the Acquisition is a Permitted Acquisition and that all of the conditions precedent set forth in subsection 7.6(B) of the Loan Agreement have been satisfied; provided, that certain information that is designated in subsection 7.6(B) of the Loan Agreement as being included on the Acquisition Pro Forma and the Acquisition Projections has been provided to Agent in a number of additional documents as previously delivered to Agent, and together with such additional documents the Acquisition Pro Forma and the Acquisition Projections satisfy the informational requirements of said subsection.

         (c) B&T is an Inactive Subsidiary and, as such, B&T does not currently nor shall it in the future, without Agent's and Requisite Lenders' prior written consent, (i) hold any assets, (ii) incur any liabilities (other than corporate franchise taxes and other similar charges incidental to the maintenance of its corporate existence and intercompany loans incurred in accordance with subsection 7.1(b)(ii) of the Loan Agreement solely for the purpose of paying such taxes and charges) or (iii) engage in any business activity.


         7. CONDITIONS. The effectiveness of the amendments stated in this Amendment is subject to the following conditions precedent or concurrent:


         (a) This Amendment shall have been duly executed by all parties hereto and delivered to Agent.

         (b) The effectiveness of this Agreement is conditioned on (i) the Acquisition being completed, (ii) Borrowers having satisfied all the conditions precedent set forth in subsection 7.6(B) of the Loan
         Agreement; provided, that certain information that is designated in said subsection as being included on the Acquisition Pro Forma and the Acquisition Projections has been provided to Agent in a number of additional documents as previously delivered to Agent, and together with such additional documents the Acquisition Pro Forma and the Acquisition Projections satisfy the informational requirements of subsection 7.6(B) of the Loan Agreement and (iii) each of the Loan Parties having executed and delivered or having caused to be executed and delivered to Agent on or before the date hereof this Amendment and each of the documents, instruments and agreements set forth on the Index of Closing Documents attached hereto as Exhibit A (the "Closing Index"), in form and substance reasonably satisfactory to Agent; provided, that with respect to (A) the Waiver and Consent (item B.4. of the Closing Index), Borrowers shall use their best efforts to obtain and to deliver such document to Agent (in form and substance reasonably satisfactory to Agent) either on or after the date hereof and (B) the insurance requirements (item B.8 of the Closing Checklist), Borrowers shall obtain and deliver such documents to Agent (in form and substance reasonably satisfactory to Agent) on or before thirty (30) days from the date hereof.

         (c) No Default or Event of Default under the Loan Agreement, as amended hereby, shall have occurred and be continuing.

         (d) The warranties and representations of Holdings, each Borrower and each Guarantor contained in this Amendment, the Loan Agreement, as amended hereby, and the other Loan Documents shall be true and correct as of the effective date hereof, with the same effect as though made on
         such   date,   except  to  the   extent   that
         such warranties and representations expressly relate to an earlier date, in which case such warranties and representations shall have been true and correct as of such earlier date.


         8. MISCELLANEOUS.


         (a)  CAPTIONS.   Section  captions  used  in  this  Amendment  are  for
         convenience only, and shall not affect the construction of this Amendment.

         (b) GOVERNING LAW. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         (c) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         (d) SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon, and shall inure to the sole benefit of, Borrowers, Holdings, Guarantors, Agent and Lenders, and their respective successors and assigns.

         (e) REFERENCES. Any reference to the Loan Agreement or any Loan Document contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

         (f) CONTINUED EFFECTIVENESS. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Loan Agreement; instead, it is the express intention of the parties hereto to reaffirm the Indebtedness created under the Loan Agreement which is evidenced by the Notes and secured by the Collateral. The Loan Agreement, as amended hereby, and each of the other Loan Documents, as amended hereby, shall remain in full force and effect.

         (g) COSTS, EXPENSES AND INDEMNITY. Each of the Loan Parties affirms and acknowledges that SECTION 10.1 and SECTION 10.2 of the Loan Agreement apply to this Amendment and the transactions and agreements and documents contemplated hereunder.

                            [signature page follows]

         IN WITNESS WHEREOF, this Second Amendment to Loan and Security Agreement and Consent has been duly executed and delivered as of the day and year first above written.

                                    COMPUTER CONSULTANTS
                                             FUNDING & SUPPORT, INC.
                                    LABFORCE OF AMERICA, INC.
                                    PRO UNLIMITED, INC.
                                    PROFESSIONAL STAFFING
                                             FUNDING & SUPPORT, INC.
                                    TEMPORARY HELP INDUSTRY
                                             SERVICING COMPANY, INC.
                                    UNIFORCE MIS SERVICES OF GEORGIA,
                                             INC.
                                    UNIFORCE STAFFING SERVICES, INC.
                                    UNIFORCE INFORMATION SERVICES OF
                                             TEXAS, INC.

                                    For each of the foregoing:

                                    By: /s/ HARRY MACCARRONE
                                       --------------------------------
                                    Title: Vice President


                                    BRENTWOOD SERVICE GROUP, INC.

                                    By: /s/ HARRY MACCARRONE
                                       --------------------------------
                                    Title: President


                                    HELLER FINANCIAL, INC.,
                                             as Agent and a Lender

                                    By: /s/ JOEL RICHARDS
                                       --------------------------------
                                    Title: Vice President


                                    UNITED JERSEY BANK,
                                             as a Lender

                                    By: /s/ ROBERT MUNNS
                                       --------------------------------
                                    Title: Vice President

                                    UNIFORCE SERVICES, INC.

                                    By: /s/ HARRY MACCARRONE
                                       --------------------------------
                                    Title: Vice President


                                    BRANNON & TULLY, INC.
                                    E.O. OPERATIONS CORP
                                    E.O. SERVICING CO., INC.
                                    STAFFING INDUSTRY FUNDING &
                                             SUPPORT, INC.
                                    TEMPFUNDS INTERNATIONAL, INC.
                                    THISCO OF CANADA, INC.
                                    UNIFORCE INFORMATION SERVICES, INC.
                                    UNIFORCE MEDICAL OFFICE SUPPORT,
                                             INC.
                                    UNIFORCE PAYROLLING SERVICES, INC.
                                    USI INC. OF CALIFORNIA
                                    UTS OF DELAWARE, INC.
                                    UTS CORP, OF MINNESOTA

                                    For each of the foregoing:

                                    By: /s/ HARRY MACCARRONE
                                       --------------------------------
                                    Title: Vice President

                                   SCHEDULE I

                                       USS

                                   SUBSIDIARY



             Name                              Jurisdiction of Incorporation
             ----                              -----------------------------
Uniforce Information Services                            New York
of Texas, Inc.


                          DESCRIPTION OF PLEDGED SHARES
                          -----------------------------



       Certificate No.            Date of Issuance             No. of Shares
       ---------------            ----------------             -------------
              1                    April 17, 1996                   100



                    DESCRIPTION OF STOCK OF THE SUBSIDIARIES
                    ----------------------------------------


       No. of Shares           No. of Shares Issued            No. of Shares in
       -------------           --------------------            ----------------
        Authorized                and Outstanding                  Treasury
        ----------                ---------------                  --------
            200                         100                            0

                                 SCHEDULE 4.1(B)
                                 ---------------

                         CAPITALIZATION OF LOAN PARTIES
                         ------------------------------


                                                     ISSUED
                           AUTHORIZED                 AND
LOAN PARTY               CAPITAL STOCK            OUTSTANDING         HOLDER
- ----------               -------------            -----------         ------
Holdings             10,000,000 shares of         3,001,538*
                     common stock, $.01 par
                     value

Uniforce             200 shares of common            100                USS
Information          stock, no par value
Services of
Texas, Inc.




- ----------
     *As of May 1, 1996.

                                  SCHEDULE 4.7

LOCATION OF PRINCIPAL PLACE OF BUSINESS, BOOKS AND RECORDS AND
COLLATERAL

The principal place of business and the locations of the books, records and Collateral for Uniforce Information Services of Texas, Inc.:

         ROLM Tower
         15303 Dallas Parkway
         Suite 1060
         Dallas, Texas 75248

Montare International, Inc.'s federal employer identification number is 11-3118933.

                                 SCHEDULE 4.10

                                 PENDING AUDITS


     COMPANY        TAX AUTHORITY       YEAR(S)        STATUS
     -------        -------------       -------        ------
Deleted entry set forth below:
THISCO              New York State      1992-95        Potential Audit.
                    Sales Tax

                                  SCHEDULE 4.20

                                  BANK ACCOUNTS




G/L Account #            Name of Bank      Name of            Acct #
- -------------            ------------      -------            ------
                                           Acct.
                                           -----



Accounts Receivable Depository:
- -------------------------------

                         Chemical          UISTX              209043350



Payroll accounts:
- -----------------

                         Comerica          UISTX              7611-02111-9



Accounts payable:
- -----------------

                         Chase             UISTX              500-2-401502





Co-Owned Advance
- ----------------
Accounts:
- ---------

                         Comerica          UISTX              7611-02110-1

                                  SCHEDULE 4.22


         1. Employment Agreement dated May 17, 1996 by and between Uniforce Staffing Services, Inc. and Douglas Staley.

                                    EXHIBIT A

                           INDEX OF CLOSING DOCUMENTS

                                  See Attached.

                           INDEX OF CLOSING DOCUMENTS

                              Second Amendment to
                    $35,000,000 Loan and Security Agreement

                                  by and among

                            UNIFORCE SERVICES, INC.,
                                 as guarantor,
                                      and

               THE SUBSIDIARIES OF UNIFORCE SERVICES, INC., NAMED
                                    THEREIN,
                       as Borrowers and cross-guarantors,

                                      and

                             HELLER FINANCIAL INC.,
                             for itself as a Lender
                     and as Agent for all the Lenders from
                         time to time signatory thereto

                                      and

                         UNITED JERSEY BANK, as Lender

                           CLOSING DATE: May 17, 1996

Set forth below is an Index of Closing Documents which lists the documents delivered in connection with the closing of the transactions contemplated by the Second Amendment to the Loan and Security Agreement and Consent (the "Amendment") contained herein under Tab No. 1. Each capitalized term used but not defined herein shall have the meaning ascribed to such term the Amendment. All documents are dated as of the Closing Date unless otherwise indicated. THIS IS NOT A LOAN DOCUMENT.

                                    PARTIES

Uniforce Services, Inc.                        ("Holdings")

Brentwood Service Group, Inc.,                 (individually, each a
Computer Consultants Funding & Support, Inc.    "Borrower" and collectively,
Labforce of America, Inc.                       "Borrowers")
PrO Unlimited, Inc.
Professional Staffing & Support, Inc.
Temporary Help Industry Servicing
Company, Inc. ("THISCO"),
Uniforce Information Services of Texas, Inc. ("UIS-TX")
Uniforce MIS Services of Georgia, Inc. and

Uniforce Staffing Services, Inc. ("USS")

Brannon & Tully, Inc.                         (individually, each a "Subsidiary
E.O. Operations Corp.,                          Guarantor" and collectively,
E.O. Servicing Co. Inc.,                        "Subsidiary Guarantors")
Staffing Industry Funding & Support, Inc.
Tempfiinds International, Inc.,
THISCO of Canada, Inc.,
Uniforce Information Services, Inc.,
Uniforce Medical Office Support, Inc.,
Uniforce Payrolling Services, Inc.,
USI Inc. of California,
UTS of Delaware, Inc. and

UTS Corp. of Minnesota

Holdings, each Borrower and each               (individually, each a "Loan
Subsidiary Guarantor                           Party" and collectively,
                                               "Loan Parties")

Heller Financial, Inc., as Agent             ("Agent")

Heller Financial, Inc, as Lender             ("Heller~')

United Jersey Bank, as Lender                ("UJB")

Montare International, Inc.                  ("Montare")

                            DESCRIPTION OF DOCUMENT


A. DOCUMENTS PERTAINING TO ASSET PURCHASE

1. Asset purchase Agreement by and among UIS-TX, Montare, Joseph Armitage, David Mulvaney and Douglas Staley.

2.   Receivable  Purchase  Agreement  by  and  among  UIS-TX,   Montare,  Joseph
     Armitage, David Mulvaney and Douglas Staley.

3.   Employment Agreement between UIS-TX and Douglas Staley.

4.   Special Conveyance, Assignment and Bill of Sale executed by Montare.

5. Assumption Agreement by and among UIS-TX, Montare, Joseph Armitage, David Mulvaney and Douglas Staley.

6. Confidentiality and Non-Competition Agreements (3), by and between UIS-TX and each of Montare, Joseph Armitage and David Mulvaney, respectively.

7. Estoppel Certificate, executed by the Landlord of the real property to be leased by UIS-TX located in Dallas, Texas

B. PRINCIPAL AMENDMENT DOCUMENTS

1. Second Amendment to Loan and Security Agreement and Consent by and among Borrowers, Holdings, Subsidiary Guarantors, all Lenders named therein and Agent

2. Revolving Notes by UIS-TX in favor of Heller and UJB [original notes to be held by Agent]

3. Second Amended Term Notes by Borrowers in favor of Heller and UJB [original notes to be held by Agent]


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4.   Waiver and consent from  landlord at Dallas,  Texas  location - MEPC Quorum
     Properties II Inc. (leased to UIS-TX)

5. Stock Certificates (UIS-TX), required to be delivered pursuant to the Pledge Agreement, accompanied by undated stock powers duly endorsed in blank [originals to be held by Agent]

UCC RELATED DOCUMENTS

6. UCC, tax and judgment lien search reports listing Montare as Debtor at the S/S of Texas and Dallas County, Texas

7. UCC-1 filings evidencing Agent's security interest in the Collateral filed against USS as Debtor at the S/S of Texas and UIS-TX as Debtor at the S/S of Texas, S/S of New York and Nassau County, New York

INSURANCE DOCUMENTS

8. Certificates of insurance with respect to property and liability insurance for UIS-TX, together with a loss payable endorsement in favor of Agent and listing Heller and UJB as additional insureds.

COUNSEL OPINIONS

9. Legal opinion of Olshan Grundman Frome & Rosenzweig L.L.P., counsel for the Loan Parties.

CORPORATE CERTIFICATES AND DOCUMENTATION

10. Certificates from each Loan Party's secretary (other than UIS-TX's) as to signature and incumbency of officers of such Loan Party and certifying to
     (a) articles of incorporation, (b) by-laws and (c) the attached required resolutions of board of directors

11. Certificate from UIS-TX's secretary as to signature and incumbency of officers of UIS-TX and certifying to (a) articles of incorporation, (b) by-laws and (c) the attached required resolutions of board of directors.

12. A copy of UIS-TX Articles of Incorporation certified by the Department of State of New York.
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13.  Required certificates of status/good-standing  for UIS-TX, certified by the appropriate jurisdictional authorities.


FINANCIAL AND ACCOUNTING DOCUMENTS

14. Financial condition certificate by the chief financial officer of UIS-TX, USS and Holdings pursuant to subsection 7.6(B)(9)(iii) of the Loan and Security Agreement

MISCELLANEOUS

15. Letter appointing Olshan Grundman Frome & Rosenzweig L.L.P. as UIS-TX's agent for service of process


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